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                                                               [LOGO] Volkswagen
                                                                      Credit

                       SECURITIES AND EXCHANGE COMMISSION

                             450 Fifth Street, N.W.
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                         Date of Report: March 20, 2003


                         Volkswagen Dealer Finance, LLC.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    EXHIBITS


         Delaware                   33-34266                    38-2748796
         --------                   --------                    ----------
(State of Incorporation)     (Commission File Number)     (IRS Employer Id. No.)


                 3800 Hamlin Road, Auburn Hills, Michigan 48326
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (248) 340-6550

                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events

          The Monthly Servicing Report relating to the Volkswagen Credit Auto Master Owner Trust, Series 2000-1 for the Collection Period ended March 20, 2003, provided to Bank One, as trustee is attached hereto as Exhibit 20 and is incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        Designation             Description              Method of Filing
        -----------             -----------              ----------------

        Exhibit 20       Report for the month ended      Filed with this report.
                         February 28, 2003 provided
                         to Bank One, as trustee
                         under the Volkswagen Credit
                         Auto Master Owner Trust,
                         Series 2000-1

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       Volkswagen Credit Auto Master Owner Trust

                                       By: Volkswagen Dealer Finance, LLC


                                       By: /s/ Timothy J. Flaherty
                                           -------------------------------------
                                                   Timothy J. Flaherty